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                                                                Exhibit 10.17(b)
     Dated                        27th November                        2000
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                                  CEPHALON INC
                                     - and -
                                   NOVARTIS AG

                  ---------------------------------------------
                                LICENCE AGREEMENT
                 ----------------------------------------------

                               CMS Cameron McKenna
                                   Mitre House
                              160 Aldersgate Street
                                 London EC1A 4DD

                              T +44(0)20 7367 3000
                              F +44(0)20 7367 2000

                             Doc Ref: (51770166.06)

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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                                Table of Contents

1.   Definitions and Interpretation....................................1
2.   The Licence/Term..................................................3
3.   Trademarks........................................................4
4.   Product Licences..................................................5
5.   Warranties........................................................5
6.   Payments..........................................................6
7.   Force Majeure.....................................................6
8.   Termination.......................................................7
9.   Confidential Information..........................................7
10.  Notices...........................................................8
11.  Relationship of Parties...........................................8
12.  Waiver............................................................9
13.  Severability......................................................9
14.  Governing Law....................................................10
15.  Transmission of Rights...........................................10
16.  Counterparts.....................................................10
17.  Third Party Rights...............................................10
18.  Variations.......................................................10

SCHEDULE 1 Products...................................................12

SCHEDULE 2 Trade Marks................................................13

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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THIS LICENCE is made on 27th November 2000

BETWEEN

(1) NOVARTIS AG a company incorporated in Basel Switzerland whose principal office is at Lichstrasse 35 CH-45056 Basel Switzerland ("Novartis"); and

(2) CEPHALON, INC. a company incorporated in Delaware, USA whose principal office is at 145, Brandywine Parkway, West Chester, Pennsylvania, 19380-4245, USA ("Cephalon").

WHEREAS

(A) The parties hereto are both engaged in the manufacture, marketing, distribution and sale of pharmaceutical products.

(B) Novartis wishes to license to Cephalon the trademarks and product licences to certain of its products and to grant Cephalon the right to market and sell those products in the Territory (as hereinafter defined) for a period of 10 years.

NOW IT IS AGREED as follows:-

1.    Definitions and Interpretation

1.1   In this Licence the following terms shall have the following meanings:

      "Affiliate" means any company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the Party in question including as a Subsidiary or Holding Company;

      "Commencement Date" means 1 January 2001;

      "Control" means the ownership (direct or indirect) of more than 50% of the issued share capital, or the legal power to direct or cause the direction of the general management and policies of the Party in question and "Controlled" and "Controller" shall be construed accordingly;

      "End Users" means customers who are not reselling the Products to third parties;

      "Force Majeure" means in relation to any Party any event or circumstance which is beyond the reasonable control of that Party which event that Party could not reasonably be expected to have taken into account at the date of this Licence


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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      including acts of God, war, riot, civil commotion, any overriding emergency, fire, flood, storm and industrial dispute (other than industrial dispute affecting only the employees of the Party suffering the event of force majeure or any of its agents or subcontractors);

      "Party" means Cephalon or Novartis (or their respective successors);

      "Product Licence" means the authorisation for the sale and marketing of the Products in the Territory granted by a Governmental or Regulatory Authority as may be varied from time to time by Novartis;

      "Products" means the Products listed in Schedule 1 together with such additions as the Parties may agree in writing;

      "Rights" means all or any copyright, design right, trademarks, tradenames, patents, know how, trade secrets and other intellectual property or other proprietary rights which may at any time subsist throughout all or any part of the world whether registered or otherwise including, without limitation, the Trademarks and all extensions and renewals thereof;

      "Term" means the period of ten years from the Commencement Date;

      "Territory" means the United Kingdom together with the Republic of Ireland or as may be agreed between the parties from time to time;

      "Trademarks" means the registered trademarks for the Products set out in
      Schedule 2;

1.2   In this Licence:

      1.2.1 unless the context otherwise requires all references to a particular Clause, Schedule or paragraph shall be a reference to that Clause, Schedule or paragraph, in or to this Licence as it may be amended from time to time pursuant to this Licence;


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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      1.2.2 the table of contents and headings are inserted for convenience only and shall be ignored in construing this Licence;

      1.2.3 unless the contrary intention appears words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;

      1.2.4 unless the contrary intention appears words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association (incorporated or unincorporated), organisation or other entity, in each case whether or not having separate legal personality;

      1.2.5 reference to any statute or regulation includes any modification or re-enactment of that statute or regulation; and

      1.2.6 reference to the words "include" or "including" are to be construed without limitation to the generality of the preceding words.

2.    The Licence/Term

2.1 Novartis hereby grants Cephalon a licence to promote, market, sell, and distribute the Products in the Territory under the Trademarks and in accordance with the Product Licences, together with a right to sub-license the same to its Affiliates or to Novartis and its Affiliates.

2.2 This Agreement shall commence on the Commencement Date and continue for the Term, provided that the provisions of Clauses 2.3 and 2.4 shall expire on the fifth anniversary of the Commencement Date unless renewed by specific agreement between the Parties.

2.3 The licence granted to Cephalon shall be exclusive and Novartis will not appoint in the Territory any other distributor or reseller of the Products nor, except as provided in Clause 2.2, will it directly supply for its own account any Product to distributors, resellers or End Users located within the Territory.


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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2.4   Cephalon will purchase all its requirements of the Products from Novartis.

3.    Trademarks

3.1 Novartis will maintain the existing registrations of the Trademarks and Cephalon will provide, at the request of Novartis, all necessary assistance in maintaining such registrations.

3.2   Cephalon:

      3.2.1 Shall not do or omit to do anything to diminish the rights of Novartis in the Trademarks or impair any registration of the Trademarks

      3.2.2 Will comply with all regulations and practices in force or use in the Territory to safeguard Novartis' rights in the Trademarks

      3.2.3 Acknowledges that Novartis is the owner of the Trademarks and that Cephalon shall not dispute or challenge the validity of the Trademarks or the rights of Novartis to the Trademarks during the term of this Licence and that any goodwill derived from the use by Cephalon of the Trademarks shall accrue to Novartis

3.3 Each Party must promptly notify the other of any actual or suspected infringement within the Territory of the Trademarks that comes to its attention. Cephalon shall co-operate fully with Novartis in taking all steps required by Novartis, in its sole discretion, in connection with the infringement. Novartis will be responsible for the cost of any legal proceedings it requires and is entitled to any damages, account of profits and/or aware of costs recovered.


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**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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4.    Product Licences

4.1 Novartis will ensure the maintenance as far as possible of the existing registrations of the Product Licences provided, however, that Novartis shall have the right to amend the same in the normal course of business after consultation with Cephalon.

4.2   Cephalon:

      4.2.1 Shall not do anything to diminish the rights of Novartis in the Product Licences or impair any registration of the Product Licences;

      4.2.2 Will comply with all regulations and practices in force or use in the Territory to safeguard Novartis' rights in the Product Licences.

5.    Warranties

5.1 Novartis hereby represents and warrants to Cephalon that at the date of this Licence:

      5.1.1 That it is entitled to grant this Licence to Cephalon.

      5.1.2 The execution of the Licence and the performance of Novartis' obligations thereunder to Novartis' best knowledge and belief (i) does not conflict with or violate any requirement of applicable laws or regulations, (ii) does not conflict with, or constitute a default under, any contractual or other obligation of Novartis and (iii) will not infringe the Rights of any third party.

      5.1.3 Novartis has not granted to any third party any sub-licence or other interest of any kind (including any charge, lien or encumbrance) in respect of the Products which would affect Cephalon's rights under the Licence.

5.2 Cephalon hereby represents and warrants to Novartis that at the date of this Licence:


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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      5.2.1 Cephalon has the full legal right to enter into the Licence and to perform its obligations thereunder.

      5.2.2 The execution and delivery of the Licence and the performance of Cephalon's obligations thereunder to Cephalon's best knowledge and belief (i) does not conflict with or violate any requirement of applicable laws or regulations, (ii) does not conflict with, or constitute a default under, any contractual or other obligation of Cephalon and (iii) will not infringe the Rights of any third party.

      5.2.3 Cephalon shall use all reasonable efforts to market, promote, sell and distribute the Products in the Territory.

6.    Payments

      In consideration of the grant of the licence from Novartis to Cephalon in respect of the Products Cephalon shall pay the sum of [**] in three equal payments of [**] payable on 1 January 2001, 31 December 2001 and 31 December 2002.

7.    Force Majeure

7.1 If a Party (the "Non-Performing Party") is unable to carry out any of its obligations under this Licence due to Force Majeure this Licence shall remain in effect but:-

      7.1.1 the Non-Performing Party's relevant obligations under this Licence; and

      7.1.2 the relevant obligations of the other Party ("the Innocent Party") under this Licence, shall be suspended for a period equal to the circumstance of Force Majeure or 3 months whichever is the shorter provided that:-

            (a) the suspension of performance is of no greater scope than is required by the Force Majeure;

            (b) the Non-Performing Party gives the Innocent Party prompt notice describing the circumstances of Force Majeure, including


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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                  the nature of the occurrence and its expected duration, and continues to furnish regular reports during the period of Force Majeure;

            (c) the Non-Performing Party uses all reasonable efforts to remedy its inability to perform and to mitigate the effects of the circumstances of Force Majeure; and

            (d) as soon as practicable after the event which constitutes Force Majeure the Parties discuss how best to continue their operations as far as possible in accordance with this Licence

8.    Termination

      This agreement shall expire at the end of the Term unless terminated earlier pursuant to the prior agreement of the Parties.

9.    Confidential Information

9.1 Each Party shall treat (both during and after the subsistence of this Licence) as confidential all know-how and confidential information of the other including, without limitation, all information and data in respect of the Products supplied or made available by or on behalf of either Party, and details of trade prices at which the Products are sold between the Parties or between Affiliates of either of them (the "Confidential Information") and neither Party shall without the prior written consent of the other:

      9.1.1 exploit any part of the Confidential Information save as is reasonably necessary to enable it to perform its obligations under the Licence;

      9.1.2 disclose any part of the Confidential Information (other than to Regulatory Authorities who require the same where the Party concerned is legally obliged to disclose the same or entitled to do so under this Licence) or to its employees or customers (or potential customers) who need to


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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            know the Confidential Information for the purpose of performing their obligations under this Licence provided that:

            (a) such person is made aware prior to disclosure of the proprietary and confidential nature of the Confidential Information; and

            (b) such person owes an express duty of confidence to the Disclosing Party which the Disclosing Party shall fully enforce.

10.   Notices

10.1 Any notice to be given in connection with this Licence shall be in writing and shall be deemed duly served if delivered personally or sent by first class or recorded delivery post or by facsimile to the Company Secretary at the address of the Party concerned which is set out in this Licence or as may be notified to the other Party in accordance with the provisions of this Clause. Any notices which are sent by e-mail shall not be valid unless and until confirmed by personal delivery, first class or recorded delivery post or by facsimile.

      Any such notice shall be deemed to be served:

      10.1.1 if delivered personally, on the day on which it is delivered;

      10.1.2 if sent by post, 5 Business Days after the time of posting;

      10.1.3 if sent by facsimile, on acknowledgement by the recipient's facsimile receiving equipment on a Business Day if the acknowledgement occurs before 1700 hours local time of the recipient and in any other case on the following Business Day.

11.   Relationship of Parties

11.1  This Licence shall not permit or authorise either Party to:

      11.1.1 incur any expenses on behalf of the other Party;


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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      11.1.2 enter into any commitment or make any representation or warranty on behalf of the other Party;

      11.1.3 pledge the credit of, or otherwise bind or oblige the other Party;
             or

      11.1.4 commit the other Party in any way whatsoever

      without in each case obtaining the other Party's prior written consent.

12.   Waiver

      In no event shall any delay failure or omission on the part of any Party in enforcing exercising or pursuing any right, power, privilege, claim or remedy, which is conferred by this Licence, or arises under this Licence, or arises from any breach by the other Party to this Licence of any of its obligations under this Licence, be deemed to be or be construed as:

      12.1.1 a waiver thereof, or of any other such right, power, privilege, claim or remedy, in respect of the particular circumstances in question; or

      12.1.2 operate so as to bar the enforcement or exercise thereof, or of any other such right, power, privilege, claim or remedy, in any other instance at any time or times afterwards.

13.   Severability

      Any provision of this Licence which is held invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

14.   Governing Law

14.1 This Licence is governed by and shall be construed in accordance with the laws of England and the Parties hereby submit to the non-exclusive jurisdiction of the English Courts.

15.   Transmission of Rights

      Neither Party shall assign the benefit and/or the burden of this Licence to any third Party without the prior written consent of the other.

16.   Counterparts

      This Licence may be executed in any number of counterparts and by the Parties on separate counterparts, each of which when so executed shall be an original of this Licence, and all of which shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with each Party.

17.   Third Party Rights

      Nothing in this Agreement is intended to confer on any person any right to enforce any term of this Licence which that person would not have had but for the Contracts (Rights of Third Parties) Act 1999.

18.   Variations

      Except as provided herein, this Licence may not be amended, varied or modified except in writing signed by a duly authorised officer or representative of each of the Parties.


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF the parties hereto have executed this Licence on the day and year first before written.

SIGNED by                                  )
for and on behalf of                       ) J. Kevin Buchi
CEPHALON INC                               )
in the presence of:                        )

Mary Lou Geis

SIGNED by                                  )
for and on behalf of                       )George Miller
NOVARTIS AG                                ) Reto Wittwer
in the presence of:                        )Marianne Lyssser

Sally J Shorthose


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confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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                                   SCHEDULE 1

                                    Products

Brand Name/Active Ingredient

ANAFRANIL - clomipramine hydrochloride
LIORESAL - baclofen
RITALIN - methylphenidate
TEGRETOL - carbamazepine


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**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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                                   SCHEDULE 2

                                 The Trade Marks


Product               Territory     Class  Registered    Valid until
                                           number
ANAFRANIL             UK            5      884607        2010
LIORESAL              UK            5      853707        2008
RITALIN               UK            5      669833        2007
TEGRETOL              UK            5      831335        2007


                                      -13-

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.